UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2007 (December 1, 2006)

HEALTHWAYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee	37215
(Address of principal executive offices)	(Zip Code)

(615) 665-1122

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

On December 1, 2006, Healthways, Inc. (the “Company”) filed a Current Report on Form 8-K in connection with the closing of the acquisition (the “Acquisition”) of Axia Health Management, Inc. in accordance with the terms of a Stock Purchase Agreement (the “Purchase Agreement”) among Healthways, Axia Health Management, LLC and Axia Health Management, Inc., dated October 11, 2006.

The description of the Acquisition, as set forth in the December 1, 2006 Current Report on Form 8-K, is incorporated herein by reference.

Pursuant to Item 9.01 of Form 8-K, set forth below are the Financial Statements and Pro Forma Financial Information relating to the Acquisition. Such information should be read in conjunction with the Company’s Current Report on Form 8-K, dated December 1, 2006.

(a) Financial statements of businesses acquired

Axia Health Management, LLC’s (“Axia”) audited consolidated financial statements as of September 30, 2006 and December 31, 2005 and for the nine month period ended September 30, 2006, the year ended December 31, 2005, and the period from August 17, 2004 (inception) through December 31, 2004 are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

Healthcare Dimensions Inc.’s (“Healthcare Dimensions”) audited financial statements as of November 22, 2004 and for the period from January 1, 2004 through November 22, 2004 (date of acquisition by Axia) are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

Axia’s unaudited statements of operations and cash flows for the nine month period ended September 30, 2005 are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(b) Pro forma financial information

The pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.4 hereto and is incorporated herein by reference.

(d) Exhibits:

Exhibit 23.1	Consent of Clifton Gunderson LLP for Axia’s audited consolidated financial statements
Exhibit 23.2	Consent of Clifton Gunderson LLP for Healthcare Dimensions’ audited financial statements
Exhibit 99.1

Axia’s audited consolidated financial statements as of September 30, 2006 and December 31, 2005 and for the nine month period ended September 30, 2006, the year ended December 31, 2005, and the period from August 17, 2004 (inception) through December 31, 2004

Exhibit 99.2	Healthcare Dimensions’ audited financial statements as of November 22, 2004 and for the period from January 1, 2004 through November 22, 2004 (date of acquisition by Axia)
Exhibit 99.3	Axia’s unaudited statements of operations and cash flows for the nine month period ended September 30, 2005
Exhibit 99.4

Healthways’ unaudited pro forma condensed combined balance sheet as of November 30, 2006 and unaudited pro forma condensed combined statements of operations for the three months ended November 30, 2006 and the twelve months ended August 31, 2006, giving effect to the purchase of Axia by Healthways using the purchase method of accounting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHWAYS, INC.

By:	/s/ Mary A. Chaput
Mary A. Chaput
Chief Financial Officer

Date: February 7, 2007

EXHIBIT INDEX

Exhibit 23.1	Consent of Clifton Gunderson LLP for Axia Health Management, LLC’s (“Axia”) audited consolidated financial statements
Exhibit 23.2	Consent of Clifton Gunderson LLP for Healthcare Dimensions, Inc.’s (“Healthcare Dimensions”) audited financial statements
Exhibit 99.1

Axia’s audited consolidated financial statements as of September 30, 2006 and December 31, 2005 and for the nine month period ended September 30, 2006, the year ended December 31, 2005, and the period from August 17, 2004 (inception) through December 31, 2004

Exhibit 99.2	Healthcare Dimensions’ audited financial statements as of November 22, 2004 and for the period from January 1, 2004 through November 22, 2004 (date of acquisition by Axia)
Exhibit 99.3	Axia’s unaudited statements of operations and cash flows for the nine month period ended September 30, 2005
Exhibit 99.4

Healthways’ unaudited pro forma condensed combined balance sheet as of November 30, 2006 and unaudited pro forma condensed combined statements of operations for the three months ended November 30, 2006 and the twelve months ended August 31, 2006, giving effect to the purchase of Axia by Healthways using the purchase method of accounting